August 16, 2004

Women’s Equity Fund
a series of Professionally Managed Portfolios

Supplement and Shareholder Notice
to Prospectus dated June 30, 2004

Please note the following changes to Women’s Equity Fund (the "Fund"):

Redemption Fee

Effective September 1, 2004, the Fund will begin assessing a 2.00% redemption fee on shares purchased and held for less than two months. The Fund is intended for long-term investors. Short-term investors who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all the shareholders. Shares purchased before September 1, 2004 will not be subject to the redemption fee. The "first in, first out" ("FIFO") method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. It will help to offset the trading costs and other costs associated with short-term investment in the Fund. This fee does not apply to Fund shares acquired through the reinvestment of dividends.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than two months, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. These may include, but are not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans). While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries.

The Fund, at its discretion, after consideration of the best interests of the Fund and its shareholders, may choose not to apply the redemption fee to redemptions that do not indicate market timing strategies.

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is June 30, 2004